UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 12, 2009
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
On November 12, 2009, Cerner Corporation (the “Company”) entered into a First Amendment to the Amended and Restated Credit Agreement, among the Company; U.S. Bank, National Association, as Administrative Agent, Lead Arranger, Swingline Lender, an Issuing Bank and a Bank; Bank of America, N.A., as Documentation Agent, an Issuing Bank and a Bank; Commerce Bank, N.A. as a Bank; and UMB Bank, N.A., as a Bank (the “First Amendment”), which First Amendment amends that certain Amended and Restated Credit Agreement, dated as of November 30, 2006, among the Company; U.S. Bank National Association, as Administrative Agent, Lead Arranger, Swingline Lender, Issuing Bank and a Bank; Bank of America, N.A. (successor in interest to LaSalle Bank National Association), as Documentation Agent and a Bank; Commerce Bank, N.A. as a Bank; and UMB Bank, N.A., as a Bank, and which would otherwise expire on May 31, 2010 (the “Credit Agreement”).
Amendments to the Credit Agreement set forth in the First Amendment include: (i) the addition of Bank of America, N.A. as an issuing bank of Letters of Credit; (ii) the ability of the Company to increase the total amount available under the line of credit from $90,000,000 to $110,000,000 (upon Company meeting certain additional conditions); (iii) an extension of the Credit Agreement, so that the new expiration date is May 31, 2013; (iv) the elimination of two debt covenants (and related exhibits), those being: a) the ratio of total funded debt to total capitalization and b) the Total Domestic Assets minimum amount requirement; (v) increased interest and annual fees, including an increase of the Applicable Margin for the Unused Line Fee to 0.2% (based upon Level IV, which is determined based on the Company’s Leverage Ratio and is the applicable Level for the Company on the date hereof), an increase of the Applicable Margin for Libor Loans to 2.0% based upon Level IV, and an increase of the Applicable Margin for Base Rate Loans to 0.0% based upon Level IV; (vi) a reduction in the aggregate Letter of Credit Commitment for each bank to $50,000,000 from $70,000,000, a subcommitment under the Revolving Credit Loan Commitment, and (vii) modifications and updates to defined terms related to the above items, all as set forth in the attached Exhibit 99.1.
Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, as amended by the First Amendment. Other material terms of the Credit Agreement remain unchanged and have been previously reported in the Company’s reports on file with the SEC, all of which are incorporated herein by reference. The above description is qualified in its entirety by reference to the First Amendment to Credit Agreement which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     c) Exhibits

99.1	First Amendment to Amended and Restated Credit Agreement, dated November 12, 2009
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: November 18, 2009	By:	/s/ Marc G. Naughton
Marc G. Naughton, Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	First Amendment to Amended and Restated Credit Agreement dated November 12, 2009